UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2013

HEALTHCARE SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12015

Pennsylvania	23-2018365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

3220 Tillman Drive, Suite 300, Bensalem, Pennsylvania	19020
(Address of principal executive office)	(Zip code)

Registrant's telephone number, including area code: 215-639-4274

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( )    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
( )    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On Tuesday, May 28, 2013, Healthcare Services Group, Inc. (the "Company") held its annual meeting of shareholders for the purposes of voting on the matters disclosed in its definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2013. As of the Record Date of April 5, 2013, there were 68,417,000 shares of common stock outstanding and entitled to notice of and to vote at the annual meeting. The final voting for the matters submitted to a vote of shareholders are as follows:

Management Proposals:

Proposal No. 1 — Election of Directors

At the annual meeting, shareholders voted for the election of nine Directors for a one-year term or until their successors are elected and qualified to fill the expiring terms of such Directors. All of the Company’s nominees for Director received the requisite plurality (i.e. the highest number of votes of the Company’s common stock in accordance with the bylaws of the Company and Section 1758 of the Pennsylvania Business Corporation Law) of the votes cast by the holders of shares present at the meeting in person or by proxy and entitled to vote thereon, and, accordingly, were elected to the Board of Directors for the ensuing year and until their successors are duly elected and qualified. The number of votes cast for and withheld from each nominee is set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Daniel P. McCartney	39,686,650	18,820,260	6,555,887
Robert L. Frome	29,503,749	29,003,161	6,555,887
Robert J. Moss	39,936,800	18,570,140	6,555,857
John M. Briggs	35,563,581	22,943,359	6,555,857
Dino D. Ottaviano	24,720,426	33,786,484	6,555,887
Theodore Wahl	39,448,399	19,058,541	6,555,857
Michael E. McBryan	39,565,289	18,941,651	6,555,857
Diane S. Casey	24,856,532	33,650,378	6,555,887
John J. McFadden	39,886,887	18,620,023	6,555,887

Proposal No. 2 — Independent Registered Public Accounting Firm

The proposal for the ratification of the selection of Grant Thornton LLP as the Company's independent registered public accountants for the current fiscal year ending December 31, 2013 has received a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
63,636,684	1,397,406	28,707	—

Proposal No. 3 — Advisory Vote on Executive Compensation

The proposal to consider an advisory vote on the compensation of the Company's named executive officers was approved based up the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
57,242,828	1,162,003	102,071	6,555,895

Shareholder Proposals:

Proposal No. 4 — Majority Vote Standard for Election of Directors

The proposal to consider a shareholder proposal regarding a majority vote standard for election of directors, if properly presented, received the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
43,234,268	14,729,194	543,437	6,555,898

Proposal No. 5 — Independent Board Chairman

The proposal to consider a shareholder proposal regarding an independent board chairman, if properly presented, received the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
35,809,311	22,584,025	113,563	6,555,898

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.
Date: May 30, 2013	By:	/s/ John C. Shea
Name: John C. Shea Title: Chief Financial Officer and Secretary

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